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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549


                       FORM 8-K


                    CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(d) OF
          THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):
             December 27, 1999 (December 27, 1999)




                  GLEN BURNIE BANCORP
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(Exact name of registrant as specified in its charter)



        MARYLAND                0-24047           52-1782444
----------------------------  -----------     -----------------
(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


101 CRAIN HIGHWAY, S.E., GLEN BURNIE, MARYLAND          21227
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:(410)766-3300
                                                   -------------

                         NOT APPLICABLE
--------------------------------------------------------------
(Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
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     Effective December 27, 1999, the Registrant amended its
Articles of Incorporation to reduce the par value of its common stock from $10 per share to $1 per share and to increase its authorized shares of common stock from 5,000,000 to 15,000,000. In accordance with recent changes to Maryland General Corporation Law, the foregoing amendments were adopted by the Board of Directors without stockholder approval.

     Effective December 27, 1999, the Board of Directors also amended the Registrant's Stockholder Rights Plan to reflect the change in par value, to eliminate certain unnecessary exemptions from the definition of Acquiring Person and to make certain
other changes.   Pursuant to the Second Amendment, dated as of
December 27, 1999 (the "Second Amendment"), to that certain Rights Agreement, dated as of February 13, 1998, by and between the Registrant and The Bank of Glen Burnie, as Rights Agent (the "Rights Agreement"), the Rights issued thereunder will not be redeemable or exchangeable and the Rights Agreement may not be supplemented or amended for a period of 180 days following a change in the majority of the Board of Directors if the exchange, redemption or amendment is reasonably likely to have the purpose or effect of facilitating a Transaction (defined as a merger, consolidation or sale of assets or any acquisition of common stock that would result in a person becoming an Acquiring Person) with an Interested Person (defined a person or group who (i) is or will become an Acquiring Person if such Transaction were to be consummated, and (ii) is, or directly or indirectly proposed, nominated or financially supported, a director of the Registrant in office at the time of consideration of such Transaction who was elected at the annual or special meeting of stockholders at which the change in the majority of directors occurred). All other provisions of the Rights Agreement, as amended, continue in full force and effect as set forth therein and were not affected in any way by the Second Amendment. The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment and the Rights Agreement, as amended. All terms not otherwise defined herein shall have the meanings given them in the Rights Agreement, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
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     (a) Financial Statements of Businesses Acquired.  None
         -------------------------------------------

     (b) Pro Forma Financial Information.  None
         -------------------------------

     (c) Exhibits.  The following exhibits are filed as part of
         --------   this report on Form 8-K:

       EXHIBIT NO.             DESCRIPTION
       ----------              -----------

          3.4            Articles of Amendment, dated as of
                         December 27, 1999.

          4.3            Second Amendment, dated as of
                         December 27, 1999, to the Rights
                         Agreement, dated as of February 13,
                         1998, by and between Glen Burnie
                         Bancorp and The Bank of Glen Burnie,
                         as Rights Agent.
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                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              GLEN BURNIE BANCORP


Date: December 27, 1999       By: /s/ F. William Kuethe, Jr.
                                  ------------------------------
                                   F. William Kuethe, Jr.
                                   President


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